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                                                                EXHIBIT 10(f) TO
                                                 1997 ANNUAL REPORT ON FORM 10-K


                               FIFTH AMENDMENT TO
                        FINANCING AND SECURITY AGREEMENT


         THIS FIFTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT, dated as of December 30, 1997, is by and among FIRST UNION COMMERCIAL CORPORATION ("Lender"), ELLETT BROTHERS, INC. ("Ellett"), LEISURE SPORTS MARKETING, INC. ("Leisure"), EVANS SPORTS, INC., ("Evans"), SAFESPORT MANUFACTURING COMPANY ("Safesport"), and VINTAGE EDITIONS, INC. ("Vintage") (hereinafter Ellett, Leisure, Evans, Safesport and Vintage may be referred to collectively as the "Borrower").


RECITAL

         A. The Lender and the Borrower have entered into that certain Financing and Security Agreement, dated June 10, 1994, as amended (the "Financing Agreement").

         B. The Borrower and the Lender have agreed to amend the Financing Agreement as set forth herein.

         NOW, THEREFORE, the parties hereto agree as follows:

                  1. Sections 11(iii) and (vii) are amended in their entirety so that such Sections now read as follows:

                                    (iii)(A) declare or pay any cash dividends
                           or make any other cash distributions to its stockholders; or (B) repurchase, redeem or retire any of its capital stock; provided, however, Borrower shall be permitted to make such dividend payments, cash distributions, repurchases, redemptions or retirements (1) in fiscal year 1997 in an aggregate amount up to $900,000 and (2) in any fiscal year thereafter in an aggregate amount equal to 60% of Borrower's net income after taxes for such fiscal year;

                                    (vii) allow Borrower's ratio of net income
                           before interest and taxes to interest expense (A) as of the last day of fiscal year 1997 (computed for such fiscal year) to be less than .25 to 1.0 or (B) as of the last day of each fiscal year thereafter (computed for each such fiscal year) to be less than
                           2.0 to 1.0;

                  2. This Fifth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Fifth Amendment to produce or account for more than one counterpart.


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                  3. THIS FIFTH AMENDMENT AND THE OTHER DOCUMENTS AND AGREEMENTS
         EXECUTED IN CONNECTION HEREWITH (UNLESS SPECIFICALLY STIPULATED TO THE CONTRARY IN SUCH DOCUMENT OR AGREEMENT), AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.



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         IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by their duly authorized corporate officers as of the day and year first above written.

                                        ELLETT BROTHERS, INC.

                                        By:  /s/ Richard M. Eddinger, Vice
                                             President Finance & CFO
                                             (Title)

                                        EVANS SPORTS, INC., a South
                                         Carolina corporation

                                        By:  /s/ Richard M. Eddinger, Vice
                                             President Finance & CFO
                                             (Title)

                                        LEISURE SPORTS MARKETING, INC., a
                                         South Carolina corporation

                                        By:  /s/ Richard M. Eddinger, Vice
                                             President Finance & CFO
                                             (Title)

                                        SAFESPORT MANUFACTURING COMPANY, a
                                         South Carolina corporation

                                        By:  /s/ Richard M. Eddinger, Vice
                                             President Finance & CFO
                                             (Title)

                                        VINTAGE EDITIONS, INC., a
                                         South Carolina corporation

                                        By:  /s/ Richard M. Eddinger, Vice
                                             President Finance & CFO
                                             (Title)

                                        FIRST UNION COMMERCIAL CORPORATION

                                        By:  /s/ Robert L. Dean, Vice President
                                             (Title)


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